                           ASSIGNMENT OF TRADEMARKS

            WHEREAS, Windy Hill Pet Food Company, Inc., a Minnesota corporation formerly known as Hubbard Milling Company, whose principal address is Two Maryland Farms, Suite 301, Brentwood, Tennessee 37037 (hereinafter "Assignor") is the owner of and has adopted, used and is licensing or otherwise using the names, tradenames and trademarks identified on Schedule A, including any trade dress or label designs related thereto (hereinafter, collectively referred to as the "Marks"); and

            WHEREAS, Feed-Rite (US) Animal Feeds, Inc., a Minnesota corporation, whose principal address is c/o Feed-Rite, Ltd., 17 Speers Road, Winnipeg, Manitoba, Canada R2J 1M1 (hereinafter, "Assignee") desires to acquire the Marks and any applications and registrations therefor, including the registrations and/or pending applications identified on Schedule A and all renewals and extensions thereof;

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby sell, assign, transfer and convey unto Assignee all of Assignor's right, title and interest in and to the Marks including, without limitation, any and all registrations and/or pending applications therefor, including the applications and registrations identified on Schedule A, together with that part of the goodwill of the business associated with the Marks and which is symbolized by the Marks.

            Assignor further sells, assigns, transfers and conveys to Assignee the entire right, title and interest in and to any and all causes of action and rights of recovery for past infringement of the Marks.

            Assignor agrees to execute and deliver, at the request of the Assignee, such additional papers, instruments and assignments, as the Assignee may reasonably require in order to vest Assignor's right, title and interest in and to the Marks in the Assignee and/or to carry out the intent of the Assignment.

            The terms, covenants and provisions of this Agreement shall inure to the benefit of Assignee, its successors, assigns and/or legal representatives, and shall be binding upon Assignor, its successors, assigns and/or other legal representatives.

            IN WITNESS WHEREOF, Assignor has executed this Assignment this 21st day of May, 1997.

                                   WINDY HILL PET FOOD COMPANY, INC.


                                   By /s/ Ray Chung
                                      ------------------------------
                                      Ray Chung
                                      Executive Vice President


STATE OF NEW YORK             )
                              ) ss:
COUNTY OF NEW YORK            )


            On this 21st day of May, 1997, before me personally came RAY CHUNG to me known, who being by me duly sworn did depose and say that he is the Executive Vice President of Windy Hill Pet Food Company, Inc., the corporation described in and which executed the foregoing Assignment of Trademarks, and that he signed his name thereto by the consent of the order the Board of Directors of said Corporation.

                                  /s/ Thomas Kollar
                                  --------------------------
                                  NOTARY PUBLIC

                                  [NOTARY SEAL]

                                                                     SCHEDULE A

     1. U.S. Registered Marks

  MARK/                                 APPLICTN NO.                REG. NO.
  COUNTRY                               (DATE)                      (DATE)                           STATUS
  -------                               ------------                --------                         ------
AMINO SCIENCE
  United States                         74/487,293                   1,946,051                       REGISTERED.
                                        (02/07/94)                   (01/02/96)

APPETIZER
  United States                         74/404/977                   1,885,534                       REGISTERED.
                                        (06/24/93)                   (03,21/95)

ASCEND
  United States                         74/621,757                   1,937,684                       REGISTERED.
                                        (01/17/95)                   (07/16/96)

BACON BLEND
  United States                         74/078,670                   1,647,586                       REGISTERED.
                                        (07/16/90)                   (06/11/91)

BEEF BRICKLE
  United States                         74/078,667                   1,647,584                       REGISTERED.
                                        (07/16/90)                   (06/11/91)

BEEF-YX
  United States                         74/497,702                   1,894,794                       REGISTERED.
                                        (03/07/94)                   (05/23/95)

BEEF SPARK
  United States                         73,484,235                   1,356,178                       REGISTERED.
                                        (06/08/84)                   (08/27/85)

BEEF TECH
  United States                         73/707,356                   1,505,543                       REGISTERED.
                                        (01/25/88)                   (09/27/88)

BIG H FEEDS and Design
  United States                         71/670,285                   607,741                         RENEWED.
                                        (07/20/54)                   (06/21/55)

BLUE RIBBON
  United States                         74/078,665                   1,707,720                       REGISTERED.
                                        (07/16/90)                   (08/18/92)

BP/TMR
  United States                         74,078,668                   1,647,585                       REGISTERED.
                                        (07/16/90)                   (06/11/91)

  MARK/                                 APPLICTN NO.                REG. NO.
  COUNTRY                               (DATE)                      (DATE)                           STATUS
  -------                               ------------                --------                         ------
BRIGADE
  United States                         74/460,836                   1,915,780                       REGISTERED.
                                        (10/18/93)                   (08/29/95)

BRUNO'S BEST
  United States                         74/149,974                   1,686,624                       REGISTERED.
                                        (03/22/91)                   (05/12/92)                      Partial Section 2(f).

BUTCHER
  United States                         74/078,664                   1,650,291                       REGISTERED, Section 8 &
                                        (07/16/90)                   (07/09/91)                      15 accepted.

COMPLEMIX
  United States                         71/539,722                   539,374                         RENEWED.
                                        (12/21/49)                   (03/13/51)

CREEP-N-WEAN
  United States                         73/616,414                   1,474,385                       REGISTERED, Section 8 &
                                        (08/25/86)                   (01/26/88)                      16 accepted.

CRYSTALYX
  United States                         73/133,190                   1,089,036                       REGISTERED.
                                        (07/07/77)                   (04/11/78)

DAKOTA GOLD
  United States                         74/590,036                   1,994,116                       REGISTERED.
                                        (10/24/94)                   (08/13/96)

DAIRY-LYX
  United States                         74,497,580                   1,895,832                       REGISTERED.
                                        (03/07/94)                   (05/30/95)

EQUINE LMT
  United States                         74/540,574                   1,942,236                       REGISTERED.
                                        (06/21/94)                   (12/19/95)

EQUI-STAR
  United States                         74/080,760                   1,646,999                       REGISTERED.
                                        (07/23/90)                   (06/04/91)

FARM-LYX
  United States                         74/677,891                   2,034,438                       REGISTERED.
                                        (05/22/95)                   (01/28/97)

FAST START
  United States                         73/806,632                   1,623,232                       REGISTERED.
                                        (06/14/89)                   (11/20/90)

FEED BP and Design

  MARK/                                 APPLICTN NO.                REG. NO.
  COUNTRY                               (DATE)                      (DATE)                           STATUS
  -------                               ------------                --------                         ------
  United States                         74/079,536                   1,678,742                       REGISTERED.
                                        (07/16/90)                   (03/10/92)

FESCUE-LYX
  United States                         74/149,972                   1,691,139                       REGISTERED.
                                        (03/22/91)                   (06/09/92)

FIRST COURSE
  United States                         74/557,659                   2,006,747                       REGISTERED.
                                        (08/05/94)                   (10/08/96)

FORMULA 2000
  United States                         74/246,626                   1,909,112                       REGISTERED.
                                        (02/18/92)                   (08/01/95)

GAIN XPRESS
  United States                         74/078,669                   1,679,152                       REGISTERED.
                                        (07/16/90)                   (03/17/92)

GOLD METAL
  United Slates                         74/078,666                   1,650,292                       REGISTERED. Section 8 &
                                        (07/16/90)                   (07/09/91)                      15 accepted.

HEADS-UP
  United States                         73/283,568                   1,178,395                       REGISTERED.
                                        (10/27/80)                   (11/17/81)                      Section 8 & 15 accepted

HI-LEAN
  United States                         74/389,048                   1,824,872                       REGISTERED.
                                        (05/12/93)                   (03/08/94)

HI-WEIGH 45 and Design
  United States                         74/234,888                   1,716,272                       REGISTERED.
                                        (01/03/92)                   (09/15/92)

IONO-LYX
  United States                         74/675,033                   2,034,426                       REGISTERED.
                                        (05/17/95)                   (01/28/97)

LEAN BEEF
  United States                         72/357,363                   936,864                         RENEWED. Supplemental
                                        (04/20/70)                   (06/27/72)                      Register.

LEAN CUT
  United States                         72/262,169                   843,574                         REGISTERED.
                                        (01/09/67)                   (11/29/94)

LEAN ERA
  United States                         74/473,453                   1,864,871                       REGISTERED.
                                        (12/27/93)                   (11/29/94)

  MARK/                                 APPLICTN NO.                REG. NO.
  COUNTRY                               (DATE)                      (DATE)                           STATUS
  -------                               ------------                --------                         ------
LEAN EXPRESSION
  United States                         74/212,744                   1,702,807                       REGISTERED.
                                        (10/15/91)                   (07/28/92)

LEAN START
  United States                         74/647,587                   2,032,835                       REGISTERED.
                                        (03/16/95)                   (01/21/97)

LES
(Stylized)
  United States                         73/415,520                   1,295,572                       REGISTERED, Section 8 &
                                        (03/02/83)                   (09/18/84)                      15 accepted.

LITTER AID
  United States                         73/668,932                   1,479,868                       REGISTERED.
                                        (06/29/87)                   (03/08/88)

LITTER BUILDER
  United States                         73/787,126                   1,572,830                       REGISTERED. Section 8 &
                                        (03/17/89)                   (12/26/89)                      15 accepted.

MAX-E-LAC
  United States                         74/391,448                   1,959,164                       REGISTERED.
                                        (05/17/93)                   (02/27/96)

MILK FLAKES
  United States                         74/696,089                   2,042,759                       REGISTERED.
                                        (07/03/94)                   (03/11/97)

MOR-LEAN
  United States                         74/212,743                   1,765,505                       REGISTERED.
                                        (10/15/91)                   (04/20/93)

MULTUM
  United States                         74/377,816                   1,855,075                       REGISTERED.
                                        (04/12/93)                   (09/20/94)

NU-TECH
  United States                         73/707,357                   1,506,770                       REGISTERED. Section 8 &
                                        (01/25/88)                   (10/04/88)                      15 accepted.

NUTRIBITS
  United States                         74/187,503                   1,763,987                       REGISTERED.
                                        (07/22/91)                   (04/13/93)

NUTRI-LEAN
  United States                         73/668,975                   1,478,930                       REGISTERED. Section 8 &
                                        (06/29/87)                   (03/01/88)                      15 accepted.

NUTRI PREME

  MARK/                                 APPLICTN NO.                REG. NO.
  COUNTRY                               (DATE)                      (DATE)                           STATUS
  -------                               ------------                --------                         ------
  United States                         73/703,724                   1,501,554                       REGISTERED. Section 8 &
                                        (01/04/88)                   (08/23/88)                      15 accepted.

OPTICARE
  United States                         73/740,556                   1,544,073                       REGISTERED. Partial
                                        (07/18/88)                   (06/20/89)                      Section 8 accepted.

OPTI-PAK
  United States                         73/623,112                   1,436,608                       REGISTERED. Section 8 &
                                        (09/30/86)                   (04/14/87)                      15 accepted.

PEDI-BAC PACK
  United States                         74/216,326                   1,706,222                       REGISTERED.
                                        (10/28/91)                   (08/11/92)

PHASE FEEDING
  United States                         73/094,433                   1,069,998                       REGISTERED.
                                        (07/23/76)                   (07/19/77)                      Section 8 & 15 accepted.

PIG-NITION
  United States                         73/283,568                   1,178,395                       REGISTERED.
                                        (10/27/80)                   (11/17/81)                      Section 8 & 15 accepted.

POPPER
  United States                         72/445,841                   982,955                         RENEWED.
                                        (01/12/73)                   (04/30/74)

POWER CHAMP
  United States                         74/320,947                   1,930,396                       REGISTERED.
                                        (10/08/92)                   (10/31/95)

POWER LINE
  United States                         75/002,470                   2,013,554                       REGISTERED.
                                        (20/06/95)                   (11/05/96)

POWER PAX
  United States                         74/078,613                   1,676,510                       REGISTERED.
                                        (07/16/90)                   (02/25/92)

PRO-GOLD
  United States                         74/590,034                   2,013,056                       REGISTERED.
                                        (10/24/94)                   (11/05/96)

PROFIFIC SOW CONCENTRATE
  United States                         74/111,749                   1,678,744                       REGISTERED.
                                        (11/02/90)                   (03/10/92)

PROTECTED PROTEIN

  MARK/                                 APPLICTN NO.                REG. NO.
  COUNTRY                               (DATE)                      (DATE)                           STATUS
  -------                               ------------                --------                         ------
  United States                         73/299,413                   1,196,562                       REGISTERED.
                                        (03/02/81)                   (05/25/82)                      Supplemental Register.
                                                                                                     section 8 accepted.

PROVICO and Design
  United States                         71/456,742                   400,885                         RENEWED.
                                        (11/11/42)                   (04/06/43)

PROVICO-BIG H
  United States                         74/300,204                   1,764,016                       REGISTERED.
                                        (08/03/92)                   (04/13/93)

PROVICO BUTTERFAT BOOSTER
  United States                         73/288,293                   1,184,428                       REGISTERED, Section 8 &
                                        (12/03/80)                   (01/05/82)                      15 accepted.

READY-WEAN
  United States                         73/787,228                   1,567,933                       REGISTERED. Section 8 &
                                        (03/17/89)                   (11/28/89)                      15 accepted.

REAL MILK
  United States                         74/078,675                   1,707,591                       REGISTERED.
                                        (07/16/90)                   (08/11/92)                      Supplemental Register.

RENOWN
  United States                         74/400,285                   1,943,112                       REGISTERED.
                                        (06/11/93)                   (12/19/95)

ROASTIES
  United States                         74/078,763                   1,652,125                       REGISTERED. Section 8 &
                                        (07/16/90)                   (07/30/91)                      15 accepted.

RUMA-BLOX
  United States                         74/081,597                   1,644,935                       REGISTERED. Section 8 &
                                        (07/16/90)                   (05/21/91)                      15 accepted.

RUMA MIN
  United States                         74/078,662                   1,643,331                       REGISTERED. Section 8 &
                                        (07/16/90)                   (05/07/91)                      15 accepted.

SPRINT
  United States                         74/078,671                   1,647,851                       REGISTERED. Section 8 &
                                        (07/16/90)                   (06/18/91)                      15 accepted.

STABLE-LYX
  United States                         73/581,987                   1,407,344                       REGISTERED. Section 8 &
                                        (02/10/86)                   (09/02/86)                      15 accepted.

STAR MXR

  MARK/                                 APPLICTN NO.                REG. NO.
  COUNTRY                               (DATE)                      (DATE)                           STATUS
  -------                               ------------                --------                         ------
  United States                         74/078,663                   1,646,998                       REGISTERED.
                                        (07/16/90)                   (06/04/91)

STOCKMASTER
  United States                         72/139,107                   744,657                         RENEWED.
                                        (03/05/62)                   (02/05/63)

SUMMIT PLUS and Design
  United States                         74/179,123                   1,695,745                       REGISTERED.
                                        (06/24/91)                   (06/23/92)

SUMMIT +
  United States                         74/034,984                   1,641,703                       REGISTERED. Section 8 &
                                        (03/05/90)                   (04/16/91)                      15 accepted.

SUPREME PIG
  United States                         74/078,674                   1,685,019                       REGISTERED.
                                        (07/16/90)                   (05/05/92)

THE POWER OF
CONTINUOUS NUTRIENT
DELIVERY
  United States                         75/044,149                   2,015,863                       REGISTERED.
                                        (01/16/96)                   (11/12/96)

TRADITION
  United States                         74/340,926                   1,785,741                       REGISTERED.
                                        (12/17/92)                   (08/03/93)

TRANSFORMER
  United States                         73/341,376                   1,207,824                       REGISTERED.
                                                                                                     Section 8 & 15 accepted.

TRI MAX
  United States                         74/319,242                   1,770,325                       REGISTERED.
                                        (09/30/92)                   (05/11/93)

TUNE-UP
  United States                         72/327,625                   892,745                         RENEWED.
                                        (05/19/69)                   (06/11/70)

ULTRA
  United States                         74/078,672                   1,644,934                       REGISTERED. Section 8 &
                                        (07/16/90)                   (05/21/91)                      15 accepted.

VIG-A-LICKS
  United States                         73/458,292                   1,317,576                       REGISTERED.
                                        (12/23/83)                   (02/05/85)                      Section 8 & 15 accepted.

WESTERN GOLD

  MARK/                                 APPLICTN NO.                REG. NO.
  COUNTRY                               (DATE)                      (DATE)                           STATUS
  -------                               ------------                --------                         ------
  United States                         74/480,919                   1,903,743                       REGISTERED.
                                        (01/21/94)                   (07/04/95)

WESTERN PLEASURE
  United States                         74/484,885                   1,878,818                       REGISTERED.
                                        (01/31/94)                   (02/14/95)

WHEAT-LYX
  United States                         74/371,302                   1,909,120                       REGISTERED.
                                        (03/24/93)                   (08/01/95)

YEAST XTRA
  United States                         74/215,942                   1,726,971                       REGISTERED.
                                        (10/28/91)                   (10/27/92)

1/2 BARREL DESIGN
  United States                         73/691,463                   1,632,463                       REGISTERED. Section
                                        (10/23/87)                   (01/29/91)                      2(f). Section 8 & 15
                                                                                                     accepted.

CONCENTRIC CIRCLE DESIGN
  United States                         71/275,880                   254,717                         RENEWED.
                                        (10/27/28)                   (03/26/29)

BAG DESIGN ONLY
  United States                         72/047,007                   694,376                         RENEWED.
                                        (03/03/56)                   (03/08/60)                      Supplemental Register.

     2. U.S. Pending Applications

FEEDLOT Manager and Design
  United States                         74/609,703                   N/A                             PENDING. ITU.
                                        (12/12/94)                                                   Statement of Use filed.
                                                                                                     Disclaimed "FEEDLOT
                                                                                                     MANAGER."

MIN-TECH
  United States                         74/697,547                   N/A                             PENDING. ITU. Notice of
                                        (07/05/95)                                                   Allowance issued
                                                                                                     04/15/97.
PRO-GOLD
  United States                         75/174,251                   N/A                             PENDING. New
                                        (09/30/96)                                                   application.

  MARK/                                 APPLICTN NO.                REG. NO.
  COUNTRY                               (DATE)                      (DATE)                           STATUS
  -------                               ------------                --------                         ------
BEEF-LYX
  Canada                                650,297                      379,803                         REGISTERED.
                                        (02/06/90)                   (02/08/91)

CRYSTALYX
  Canada                                573,543                      357,521                         REGISTERED.
                                        (11/26/86)                   (06/23/89)
  Mexico                                149,659                      445,383

DAIRY-LYX
  Canada                                677,842                      394,364                         REGISTERED.
                                        (03/14/91)                   (02/14/92)

MINERAL-LYX
  Canada                                677,841                      394,363                         REGISTERED.
                                        (03/14/91)                   (02/14/92)

STABLE-LYX
  Canada                                650,293                      379,802                         REGISTERED.
                                        (02/06/90)                   (02/08/91)


     4. Fictitious Business Names/Trade Names/Common Law Trademarks

                   a. Feed Product Names

                   BEEF CHAMPION                      COMMANDER
                   DYNA-POP                           ENERGY MIX
                   FAST FINISH                        FRESH START
                   GRO LEAN                           SILO GUARD II
                   LEAN VALUE                         MILK BUSTER
                   MINERAL-LYX (U.S.)                 MORLAC
                   NUTRI-MX                           NUTRI-ONE STEP
                   PIG BUILDER                        PIG BUSTER
                   PIG DYNA-BITS                      PIG DYNAMITE
                   PIG SPARK                          PRECISION BLEND
                   PRIME CATTLE                       PROFIT BLEND
                   PROFIT                             PRO MX
                   MAKER                              SELECT
                   RANGER-N-GRO                       STRESS RELIEF
                   SHEEP LYX                          TRUSTY
                   SWEET BITS/SWEET SUPERBITS
                   HOG MAKER

                   b. Assumed Name Filings

Name                                        Jurisdictions
----                                        -------------

Renata Nutrition              California, Georgia, Illinois, Indiana, Iowa,
                              Missouri, Nebraska, Ohio, Pennsylvania, Texas,
                              Wisconsin